UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2022
Annual Report
to Shareholders
DWS Global High Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
16	Investment Portfolio
31	Statement of Assets and Liabilities
33	Statement of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
40	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
68	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global High Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, a rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. The longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation. Overall, we believe a diversified and balanced portfolio may help mitigate portfolio volatility during this uncertain economic and market cycle.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global High Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
Investment Process
Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value, managing on a total return basis, and intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
Portfolio management utilizes primarily a bottom-up approach, where relative value and fundamental analysis are used to select securities within each industry, and a top-down approach to assess the overall risk and return in the market, including macroeconomic trends. Portfolio management also incorporates other considerations, including financially material environmental, social and governance (ESG) factors, independent credit research, management visits and conference calls, as part of its analysis and research process.
DWS Global High Income Fund returned –11.06% in the 12-month period that ended on October 31, 2022, outperforming the –11.42% return of its benchmark, the ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index. The Fund outperformed the average return of the funds in its Morningstar peer group, High Yield Bond, in the five- and 10-year periods that ended on the same date.
The U.S and European high-yield markets both finished the period with negative returns. The ICE BofA US High Yield Index returned –11.45%, and the ICE BofA European High Yield Constrained Index returned –13.72%.
Global high-yield bonds experienced significant headwinds in the past year. Concerns about persistent inflation, the aggressive interest rate hikes by the U.S. Federal Reserve (Fed) and other central banks, and the potential for slower global growth weighed heavily on investor sentiment.

DWS Global High Income Fund	|	5

Geopolitical issues, particularly Russia’s invasion of Ukraine, also disrupted the higher-risk segments of the financial markets. These factors led to sizable outflows from the high-yield category, exacerbating the downturn.
The negative return for high yield reflected the combination of rising government bond yields and increasing yield spreads. The yield on the 10-year U.S. Treasury note rose from 1.55% to 4.10% over the course of the 12-month period. At the same time, the ICE BofA US High Yield Master II Option-Adjusted Spread — which measures the difference between the yields of U.S. high-yield bonds and equivalent Treasuries — climbed from 315 basis points (3.15 percentage points) at the beginning of the period to 463 at the end of October 2022. A similar trend occurred in Europe, leading to poor returns in that region as well.
“We retain a constructive view on the U.S. high-yield market as of the end of October, but we believe the risks of a recession have risen due to central banks’ intention to continue raising interest rates.”
Despite these challenges, global high-yield bonds outperformed the –15.68% return of the U.S. investment-grade market, as represented by the Bloomberg U.S. Aggregate Bond Index. High yield was helped by both the larger contribution from income and its higher weighting in energy issuers, which performed well at a time of rising oil and natural gas prices.
Returns by ratings class reflected the decline in investors’ appetite for risk. CCC rated bonds (the lowest credit tier in high yield) returned approximately –19.95% in the 12-month period, while B and BB rated securities returned approximately –13.70% and –15.23%, respectively.
Fund Performance
The Fund’s higher-quality bias played a key role in its outperformance. An underweight in CCCs was particularly beneficial given the category’s relative weakness.
Both sector allocation and security selection contributed to relative performance. From an allocation standpoint, the largest contributions came from underweights in the retail, media & entertainment, and wireless sectors. On the other hand, overweights in the chemicals and pharmaceuticals sectors detracted.

6	|	DWS Global High Income Fund

At the individual security level, an underweight in Electricite De France SA (EDF) was a key contributor from relative performance. The bonds declined in price as the company faced energy supply difficulties — including nuclear reactor downtime — and market disruptions due to the Ukraine war. Additionally, the French government forced the company to sell energy to consumers at a loss. EDF is majority state owned and will likely be fully nationalized. The Fund also benefited from having zero weightings in Lumen Technologies, which reported weaker-than-expected results and was put on watch for a possible downgrade, and Carvana, which encountered obstacles in planned cost savings that imperiled its path toward profitability.
An overweight position in Bausch Health,* which we sold prior to the end of the period, was the largest detractor. The bonds declined in value due to financial and operational difficulties, as well as the expected loss of patent protection on one of its key products. In addition, Bausch received multiple downgrades to its credit rating. A position in Ziggo BV, a European provider of television, broadband internet, and telephone services, detracted from results. The bonds weakened amid growing concerns about the potential for a recession in Europe, together with weaker financial performance and increasing competition. An overweight in Community Health Systems, Inc., an operator of largely rural hospitals, was another key detractor. The bonds traded lower after the company reported weaker results due to declining revenue, rising labor costs, and a slower-than-expected rebound in post-COVID admissions.
We used derivatives only to manage the portfolio’s currency positioning by hedging its exposure to the euro back into U.S. dollars. Given the weakness in the euro, this aspect of our approach had a positive effect on the Fund’s return.
Outlook and Positioning
We retain a constructive view on the global high-yield market as of the end of October, but we believe the risks of a recession have risen due to central banks’ intention to continue raising interest rates. Europe, in particular, appears vulnerable to a slowdown. Investor sentiment could remain vulnerable to a range of other disruptive factors, including increased geopolitical risks — particularly as they relate to Ukraine — and the global economic impact of higher energy prices.

DWS Global High Income Fund	|	7

Recent economic challenges and constrained access to the capital markets have led to an increase in the expected default rate. Still, with a significant portion of 2020 and 2021 new-issuance proceeds focused on refinancing, the concerns about a large wall of near-term maturities and higher refinancing risk are not immediately pressing. Only about 10% of the approximately $2.6 trillion in leveraged finance debt (high yield bonds and leveraged loans) in the United States is due to mature before 2025. We anticipate the default rate will trend higher through the rest of 2022 and into 2023 due to rising recession risks and continued interest rate increases by the world’s central banks, but believe it should remain below the historical average of about 3.5%.
We continue to find opportunities for relatively attractive total returns in the global high-yield market. As always, we are seeking issuers where improving credit metrics could drive rating agency upgrades that would push prices higher and cause spreads to tighten. Given increasing energy and raw materials costs, we strive to identify issuers most capable of passing on price increases to defend both profit margins and cash flows. Additionally, we remain on the lookout for opportunities where merger and acquisition activity could benefit the credit profile of the acquiring and target companies. On the other hand, we are increasingly cautious on issuers with a significant portion of their capital structure in floating-rate debt – a potential negative at a time of rising yields. Ultimately, we continue to view credit analysis as critical to generating attractive total returns and balancing risk.
*
Not held at October 31, 2021
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

8	|	DWS Global High Income Fund

Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—Portfolio Manager for High Yield Strategies: New York.
—BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.
The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five-, and 10-year periods ended October 31, 2022 were –10.96%, 1.35%, and 3.22%. It is not possible to invest directly in a Morningstar category.
ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
ICE BofA Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

DWS Global High Income Fund	|	9

Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity. If yield spreads are “narrow,”  for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are “wide,”  it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.
The ICE BofA US High Yield Master II Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.

10	|	DWS Global High Income Fund

Performance SummaryOctober 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–11.06%	1.58%	3.66%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–15.06%	0.65%	3.19%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–11.42%	1.73%	4.10%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–11.79%	0.81%	2.88%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–11.79%	0.81%	2.88%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–11.42%	1.73%	4.10%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/22
No Sales Charges	–10.84%	1.87%	3.05%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–11.42%	1.73%	2.53%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–10.92%	1.80%	3.89%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–11.42%	1.73%	4.10%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–10.86%	1.83%	3.95%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–11.42%	1.73%	4.10%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent

DWS Global High Income Fund	|	11

month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2022, are 0.92%, 1.67%, 0.60%, 0.74% and 0.67% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 1, 2016.

12	|	DWS Global High Income Fund

†
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index
contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged
100% to the USD by selling each foreign currency forward at the one-month forward weight.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/22	$5.85	$5.87	$5.82	$5.88	$5.83
10/31/21	$6.92	$6.95	$6.89	$6.96	$6.90
Distribution Information as of 10/31/22
Income Dividends, Twelve Months	$.29	$.25	$.31	$.31	$.31
Capital Gain Distributions	$.0291	$.0291	$.0291	$.0291	$.0291
October Income Dividend	$.0251	$.0215	$.0265	$.0262	$.0262
SEC 30-day Yield‡‡	7.05%	6.66%	7.72%	7.61%	7.66%
Current Annualized Distribution Rate‡‡	5.05%	4.31%	5.36%	5.25%	5.29%

‡‡
The SEC yield is net investment income per share earned over the month ended
October 31, 2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 6.95%, 6.60%, 7.68%, 7.56% and 7.65% for Class A, Class C,
Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2022. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.95%, 4.25%,
5.32%, 5.20% and 5.28% for Class A, Class C, Class R6, Class S and Institutional Class
shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Global High Income Fund	|	13

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/22	10/31/21
Corporate Bonds	96%	99%
Cash Equivalents	2%	1%
Loan Participations and Assignments	1%	0%
Government & Agency Obligations	1%	—
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Securities Lending Collateral and Cash Equivalents)	10/31/22	10/31/21
Consumer Discretionary	21%	22%
Energy	20%	15%
Communication Services	17%	14%
Industrials	15%	14%
Materials	14%	16%
Health Care	7%	9%
Utilities	3%	1%
Consumer Staples	1%	2%
Real Estate	1%	4%
Information Technology	1%	2%
Financials	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/22	10/31/21
United States	61%	63%
Canada	9%	9%
United Kingdom	4%	4%
France	4%	3%
Netherlands	4%	4%
Germany	3%	3%
Luxembourg	3%	4%
Cayman Islands	2%	1%
Italy	2%	2%
Ireland	2%	2%
Other	6%	5%
	100%	100%

14	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/22	10/31/21
BBB	6%	6%
BB	63%	52%
B	27%	36%
CCC	4%	6%
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

DWS Global High Income Fund	|	15

Investment Portfolioas of October 31, 2022

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 96.9%
Communication Services 15.8%
Altice France Holding SA:
144A, 6.0%, 2/15/2028 (b)		855,000	552,904
144A, 10.5%, 5/15/2027		2,110,000	1,644,260
Altice France SA:
144A, 3.375%, 1/15/2028	EUR	1,000,000	757,418
144A, 5.125%, 1/15/2029		249,000	187,373
144A, 5.5%, 1/15/2028		1,470,000	1,161,300
CCO Holdings LLC:
144A, 4.75%, 3/1/2030		1,250,000	1,050,500
144A, 5.0%, 2/1/2028		5,390,000	4,877,950
144A, 5.125%, 5/1/2027		1,000,000	926,480
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027		705,000	570,775
144A, 6.0%, 6/15/2025		790,000	736,675
CSC Holdings LLC:
144A, 4.125%, 12/1/2030		975,000	767,101
144A, 5.0%, 11/15/2031		650,000	463,292
144A, 6.5%, 2/1/2029		2,525,000	2,379,812
DISH DBS Corp.:
144A, 5.25%, 12/1/2026		1,500,000	1,303,125
144A, 5.75%, 12/1/2028		1,500,000	1,209,375
5.875%, 11/15/2024		1,180,000	1,087,724
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028		2,345,000	2,051,875
144A, 6.0%, 1/15/2030		670,000	523,940
144A, 8.75%, 5/15/2030		700,000	714,875
Iliad Holding SASU:
144A, 6.5%, 10/15/2026		3,070,000	2,843,188
144A, 7.0%, 10/15/2028		470,000	425,350
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029		1,145,000	964,662
144A, 6.75%, 10/15/2027		1,539,000	1,435,117
NortonLifeLock, Inc.:
144A, 6.75%, 9/30/2027		880,000	867,500
144A, 7.125%, 9/30/2030		600,000	589,794
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		825,000	680,625
144A, 5.0%, 8/15/2027		1,200,000	1,080,252
The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		1,200,000	1,063,560
Sirius XM Radio, Inc., 144A, 4.0%, 7/15/2028		450,000	386,855
Sprint Capital Corp., 6.875%, 11/15/2028		340,000	350,873
Telecom Italia Capital SA, 6.375%, 11/15/2033		2,850,000	2,189,940
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		4,550,000	4,280,503
Telefonica Europe BV, REG S, 5.875%, Perpetual (c)	EUR	700,000	687,797
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		1,000,000	869,600
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		290,000	248,588
144A, 6.25%, 1/15/2028 (b)		305,000	289,750
144A, 7.5%, 5/15/2025		1,535,000	1,535,767
144A, 7.5%, 9/15/2027		495,000	494,886
UPC Holding BV, REG S, 3.875%, 6/15/2029	EUR	1,000,000	795,470
Viasat, Inc., 144A, 5.625%, 9/15/2025		700,000	645,610
Videotron Ltd., 144A, 3.625%, 6/15/2029		660,000	555,773
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		964,000	772,538
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		3,805,000	3,457,680
Vodafone Group PLC, 7.0%, 4/4/2079		3,690,000	3,505,500
VTR Comunicaciones SpA, 144A, 4.375%, 4/15/2029		1,620,000	907,200
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	2,750,000	1,999,674
Ziggo BV:
144A, 2.875%, 1/15/2030	EUR	1,060,000	816,561
144A, 4.875%, 1/15/2030		1,285,000	1,078,571
			58,785,938
Consumer Discretionary 20.7%
1011778 BC Unlimited Liability Co.:
144A, 3.5%, 2/15/2029		620,000	519,250
144A, 3.875%, 1/15/2028		4,860,000	4,271,575
144A, 4.375%, 1/15/2028		1,315,000	1,153,426
Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR	723,000	675,207
Affinity Gaming, 144A, 6.875%, 12/15/2027		1,380,000	1,151,958
Arko Corp., 144A, 5.125%, 11/15/2029		700,000	554,222
Avis Budget Car Rental LLC, 144A, 5.75%, 7/15/2027		840,000	772,800
Avis Budget Finance PLC, REG S, 4.75%, 1/30/2026	EUR	750,000	692,749
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		820,000	733,584
6.875%, 11/1/2035		1,045,000	877,800
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029		1,035,000	856,442
BK LC Lux Finco1 Sarl, 144A, 5.25%, 4/30/2029	EUR	2,278,000	1,891,036
Boyd Gaming Corp.:
4.75%, 12/1/2027		1,770,000	1,630,736
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)
144A, 4.75%, 6/15/2031		890,000	751,819
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		2,585,000	2,068,000
144A, 8.125%, 7/1/2027 (b)		3,940,000	3,831,650
Carnival Corp.:
144A, 5.75%, 3/1/2027		2,045,000	1,417,154
144A, 6.0%, 5/1/2029		320,000	212,246
144A, 9.875%, 8/1/2027		1,440,000	1,342,800
REG S, 10.125%, 2/1/2026	EUR	715,000	690,700
144A, 10.5%, 2/1/2026		885,000	867,265
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	1,870,000	1,721,363
REG S, 4.375%, 5/15/2026	EUR	1,850,000	1,702,953
Ford Motor Credit Co. LLC:
3.625%, 6/17/2031		2,940,000	2,286,364
4.125%, 8/17/2027		3,000,000	2,664,150
4.95%, 5/28/2027		1,570,000	1,437,272
5.584%, 3/18/2024		1,420,000	1,398,533
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031		430,000	351,525
144A, 5.0%, 6/1/2029		1,040,000	891,935
International Game Technology PLC, 144A, 4.125%, 4/15/2026		3,160,000	2,932,480
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028		2,100,000	1,553,402
144A, 7.75%, 10/15/2025		1,110,000	1,024,019
Las Vegas Sands Corp.:
2.9%, 6/25/2025		830,000	751,698
3.5%, 8/18/2026		1,250,000	1,091,784
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029		650,000	544,196
144A, 6.125%, 9/15/2025		906,000	895,735
Meritage Homes Corp., 6.0%, 6/1/2025		310,000	300,993
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		1,200,000	1,014,765
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029		495,000	445,500
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		1,410,000	1,223,467
144A, 5.875%, 3/15/2026		1,240,000	1,015,250
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		575,000	447,063
Newell Brands, Inc.:
5.75%, 4/1/2046		745,000	573,278
6.375%, 9/15/2027		250,000	244,313
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027		800,000	856,999
Punch Finance PLC, 144A, 6.125%, 6/30/2026	GBP	370,000	367,882
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		3,290,000	2,903,425
Royal Caribbean Cruises Ltd.:
144A, 9.25%, 1/15/2029		3,430,000	3,481,450
144A, 11.5%, 6/1/2025		298,000	320,937
144A, 11.625%, 8/15/2027		945,000	906,198
Sani/ikos Financial Holdings 1 Sarl, 144A, 5.625%, 12/15/2026	EUR	690,000	630,750
Scientific Games International, Inc., 144A, 7.0%, 5/15/2028		2,765,000	2,675,773
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028		500,000	439,020
144A, 6.0%, 12/1/2029		540,000	440,289
Staples, Inc., 144A, 7.5%, 4/15/2026		2,150,000	1,867,447
United Rentals North America, Inc., 5.25%, 1/15/2030		1,000,000	927,500
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025		910,000	905,450
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		1,720,000	1,359,225
144A, 7.0%, 2/15/2029 (b)		1,115,000	884,592
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		180,000	140,315
Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029		315,000	250,571
ZF Europe Finance BV:
REG S, 2.0%, 2/23/2026	EUR	3,200,000	2,746,563
REG S, 3.0%, 10/23/2029	EUR	1,700,000	1,302,140
			76,880,983
Consumer Staples 1.5%
Albertsons Cos., Inc., 144A, 3.25%, 3/15/2026		1,200,000	1,076,904
Coty, Inc.:
REG S, 3.875%, 4/15/2026	EUR	1,000,000	901,778
144A, 6.5%, 4/15/2026 (b)		100,000	95,230
Darling Ingredients, Inc., 144A, 6.0%, 6/15/2030		260,000	250,250
Pilgrim’s Pride Corp., 144A, 5.875%, 9/30/2027		2,050,000	2,003,752
Post Holdings, Inc.:
144A, 5.625%, 1/15/2028		425,000	397,332
144A, 5.75%, 3/1/2027		1,000,000	966,660
			5,691,906
Energy 19.5%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029		820,000	748,086
144A, 5.75%, 3/1/2027		1,805,000	1,718,901
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
144A, 5.75%, 1/15/2028	770,000	725,448
144A, 7.875%, 5/15/2026	639,000	651,780
Antero Resources Corp.:
144A, 5.375%, 3/1/2030	610,000	563,841
144A, 7.625%, 2/1/2029	1,631,000	1,663,620
Apache Corp., 5.1%, 9/1/2040	664,000	537,654
Archrock Partners LP:
144A, 6.25%, 4/1/2028	2,105,000	1,957,439
144A, 6.875%, 4/1/2027	845,000	804,863
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	410,000	359,775
144A, 8.25%, 12/31/2028	890,000	858,850
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	740,000	641,950
Cheniere Energy Partners LP:
3.25%, 1/31/2032	390,000	303,486
4.0%, 3/1/2031	1,400,000	1,180,319
4.5%, 10/1/2029	3,039,000	2,683,285
Cheniere Energy, Inc., 4.625%, 10/15/2028	1,230,000	1,134,675
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029	900,000	850,320
144A, 6.75%, 4/15/2029	4,190,000	4,103,992
Chord Energy Corp., 144A, 6.375%, 6/1/2026	440,000	429,836
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	1,610,000	1,502,919
144A, 7.25%, 3/14/2027	107,000	106,219
144A, 7.375%, 1/15/2031	680,000	675,016
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	2,120,000	1,976,391
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	420,000	379,016
144A, 6.75%, 3/1/2029	1,935,000	1,852,762
CQP Holdco LP, 144A, 5.5%, 6/15/2031	915,000	812,063
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	1,900,000	1,642,550
144A, 4.375%, 6/15/2031	350,000	294,875
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	1,985,000	1,929,349
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	290,000	284,925
EQM Midstream Partners LP:
4.125%, 12/1/2026	1,000,000	883,639
144A, 4.5%, 1/15/2029	705,000	599,250
5.5%, 7/15/2028	580,000	518,015
144A, 6.0%, 7/1/2025	525,000	508,470
144A, 6.5%, 7/1/2027	815,000	794,625
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)
Genesis Energy LP:
6.5%, 10/1/2025	800,000	767,133
7.75%, 2/1/2028	950,000	906,063
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	1,665,000	1,596,270
Hess Midstream Operations LP, 144A, 4.25%, 2/15/2030	1,190,000	1,017,628
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	1,750,000	1,601,250
144A, 6.0%, 2/1/2031	1,270,000	1,152,436
144A, 6.25%, 11/1/2028	320,000	300,800
Nabors Industries, Inc.:
5.75%, 2/1/2025	1,000,000	962,500
144A, 7.375%, 5/15/2027	1,240,000	1,218,263
NuStar Logistics LP, 5.75%, 10/1/2025	905,000	872,629
Occidental Petroleum Corp.:
5.55%, 3/15/2026	1,095,000	1,111,425
6.125%, 1/1/2031	2,915,000	2,922,666
6.45%, 9/15/2036	1,220,000	1,210,216
6.625%, 9/1/2030	1,850,000	1,924,102
8.5%, 7/15/2027	1,050,000	1,141,612
Parkland Corp., 144A, 5.875%, 7/15/2027	1,630,000	1,531,458
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	410,000	377,048
Range Resources Corp.:
144A, 4.75%, 2/15/2030	150,000	132,602
8.25%, 1/15/2029	2,980,000	3,097,054
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	835,000	858,489
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	360,000	320,627
SM Energy Co., 6.5%, 7/15/2028	820,000	795,400
Southwestern Energy Co.:
4.75%, 2/1/2032	860,000	742,352
5.375%, 2/1/2029	1,480,000	1,380,100
5.7%, 1/23/2025	321,000	315,465
7.75%, 10/1/2027	1,180,000	1,213,831
8.375%, 9/15/2028	570,000	589,602
Sunoco LP:
4.5%, 5/15/2029	663,000	569,451
5.875%, 3/15/2028	285,000	271,313
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	2,115,750	2,025,831
USA Compression Partners LP, 6.875%, 9/1/2027	960,000	916,800
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 8/15/2029	280,000	240,100
144A, 4.125%, 8/15/2031	330,000	281,335
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
Weatherford International Ltd., 144A, 8.625%, 4/30/2030		1,000,000	942,500
Western Midstream Operating LP, 4.65%, 7/1/2026		330,000	312,675
			72,297,230
Financials 0.5%
Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026		2,100,000	1,956,223
Health Care 6.5%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		2,470,000	2,229,051
AdaptHealth LLC, 144A, 4.625%, 8/1/2029		680,000	573,497
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	900,000	773,800
Catalent Pharma Solutions, Inc., REG S, 2.375%, 3/1/2028	EUR	475,000	392,349
Centene Corp.:
2.5%, 3/1/2031		625,000	479,688
2.625%, 8/1/2031		625,000	478,269
3.0%, 10/15/2030		2,420,000	1,948,100
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		1,400,000	937,902
144A, 5.25%, 5/15/2030		300,000	207,750
144A, 5.625%, 3/15/2027		1,135,000	904,447
144A, 6.0%, 1/15/2029		755,000	560,467
144A, 6.125%, 4/1/2030 (b)		590,000	241,900
Encompass Health Corp.:
4.5%, 2/1/2028		380,000	340,062
4.75%, 2/1/2030		1,625,000	1,385,312
IQVIA, Inc., 144A, 5.0%, 5/15/2027		600,000	571,728
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		1,000,000	788,477
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		1,340,000	856,072
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030		850,000	722,328
Owens & Minor, Inc.:
144A, 4.5%, 3/31/2029 (b)		700,000	542,052
144A, 6.625%, 4/1/2030		200,000	166,260
Select Medical Corp., 144A, 6.25%, 8/15/2026		1,295,000	1,234,439
Tenet Healthcare Corp.:
4.625%, 7/15/2024		247,000	240,825
144A, 4.875%, 1/1/2026		1,710,000	1,615,950
144A, 6.125%, 6/15/2030		900,000	830,826
Teva Pharmaceutical Finance Netherlands II BV:
3.75%, 5/9/2027	EUR	500,000	431,059
4.375%, 5/9/2030	EUR	470,000	373,324
4.5%, 3/1/2025	EUR	460,000	436,784
6.0%, 1/31/2025	EUR	1,180,000	1,153,307
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Teva Pharmaceutical Finance Netherlands III BV:
2.8%, 7/21/2023		1,000,000	972,230
5.125%, 5/9/2029 (b)		730,000	626,486
6.0%, 4/15/2024		1,000,000	988,965
			24,003,706
Industrials 14.5%
Advanced Drainage Systems, Inc., 144A, 6.375%, 6/15/2030		80,000	77,311
Allied Universal Holdco LLC, 144A, 4.625%, 6/1/2028		1,670,000	1,386,726
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		5,760,000	5,485,373
144A, 5.75%, 4/20/2029		705,000	641,550
ARD Finance SA, 144A, 6.5%, 6/30/2027		466,470	334,692
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028		1,370,000	1,171,350
Avient Corp., 144A, 7.125%, 8/1/2030		290,000	277,318
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		1,825,000	1,624,068
144A, 7.5%, 3/15/2025		1,528,000	1,501,833
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032		1,000,000	800,200
Clean Harbors, Inc., 144A, 5.125%, 7/15/2029		500,000	463,580
Crown European Holdings SA, REG S, 3.375%, 5/15/2025	EUR	500,000	472,878
Delta Air Lines, Inc.:
3.75%, 10/28/2029		638,000	525,444
144A, 4.5%, 10/20/2025		1,800,000	1,753,986
Deutsche Lufthansa AG:
REG S, 2.875%, 2/11/2025	EUR	400,000	367,585
REG S, 3.75%, 2/11/2028	EUR	3,100,000	2,555,143
GFL Environmental, Inc.:
144A, 4.25%, 6/1/2025		6,785,000	6,478,047
144A, 5.125%, 12/15/2026		430,000	409,308
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		1,400,000	1,288,936
Hertz Corp., 144A, 4.625%, 12/1/2026		2,005,000	1,709,263
Masonite International Corp., 144A, 5.375%, 2/1/2028		866,000	792,788
Moog, Inc., 144A, 4.25%, 12/15/2027		1,450,000	1,297,547
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		1,200,000	1,051,884
Prime Security Services Borrower LLC, 144A, 3.375%, 8/31/2027		760,000	657,773
Renk AG/Frankfurt am Main, 144A, 5.75%, 7/15/2025	EUR	1,190,000	1,057,145
Rolls-Royce PLC, 144A, 5.75%, 10/15/2027		1,830,000	1,656,095
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,395,000	1,338,514
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Principal Amount ($)(a)		Value ($)
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		3,650,999	3,708,685
TK Elevator Midco GmbH:
144A, 4.375%, 7/15/2027	EUR	4,950,000	4,135,568
144A, 3-month EURIBOR + 4.75%, 6.128% (d), 7/15/2027	EUR	2,500,000	2,301,807
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		1,877,000	1,682,261
TransDigm, Inc.:
4.625%, 1/15/2029		980,000	834,499
5.5%, 11/15/2027		1,260,000	1,149,372
United Airlines, Inc., 144A, 4.375%, 4/15/2026		2,000,000	1,825,316
WESCO Distribution, Inc., 144A, 7.25%, 6/15/2028		1,050,000	1,065,183
			53,879,028
Information Technology 0.3%
NCR Corp.:
144A, 5.125%, 4/15/2029		1,200,000	1,007,114
144A, 5.25%, 10/1/2030		200,000	161,500
			1,168,614
Materials 13.4%
Ahlstrom-Munksjo Holding 3 Oy, 144A, 4.875%, 2/4/2028		2,460,000	1,958,442
Arconic Corp., 144A, 6.125%, 2/15/2028		3,025,000	2,835,574
Ardagh Packaging Finance PLC, 144A, 4.125%, 8/15/2026		3,425,000	2,945,500
Axalta Coating Systems LLC, 144A, 4.75%, 6/15/2027 (b)		1,520,000	1,385,059
Chemours Co.:
4.0%, 5/15/2026	EUR	1,000,000	856,971
5.375%, 5/15/2027		895,000	801,401
144A, 5.75%, 11/15/2028		3,405,000	2,892,547
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028		930,000	811,716
144A, 5.375%, 2/1/2025		313,000	303,864
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029 (b)		366,000	315,144
144A, 4.875%, 3/1/2031 (b)		1,095,000	924,837
Consolidated Energy Finance SA:
REG S, 5.0%, 10/15/2028	EUR	500,000	394,845
144A, 5.625%, 10/15/2028		450,000	377,861
Constellium SE:
144A, 3.75%, 4/15/2029 (b)		2,512,000	1,964,384
144A, 4.25%, 2/15/2026	EUR	1,440,000	1,316,690
144A, 5.625%, 6/15/2028		3,861,000	3,388,181
144A, 5.875%, 2/15/2026		284,000	264,393
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		1,640,000	1,538,976
144A, 6.875%, 10/15/2027		4,930,000	4,584,049
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		2,215,000	1,943,142
144A, 6.125%, 4/1/2029		3,100,000	2,565,250
Kleopatra Finco Sarl, REG S, 4.25%, 3/1/2026	EUR	940,000	762,858
Kleopatra Holdings 2 SCA, REG S, 6.5%, 9/1/2026	EUR	660,000	414,175
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	2,150,000	1,791,493
Lenzing AG, REG S, 5.75%, Perpetual (c)	EUR	800,000	609,355
Mauser Packaging Solutions Holding Co., REG S, 4.75%, 4/15/2024	EUR	500,000	462,366
Novelis Corp.:
144A, 3.25%, 11/15/2026		650,000	568,904
144A, 4.75%, 1/30/2030		4,260,000	3,619,062
Pro-Gest SpA, REG S, 3.25%, 12/15/2024	EUR	825,000	464,799
Rimini Bidco SpA, 144A, 3-month EURIBOR + 5.25%, 6.25% (d), 12/14/2026	EUR	1,360,000	1,141,409
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		530,000	433,471
Solvay Finance SACA, REG S, 5.869%, Perpetual (c)	EUR	800,000	782,694
SPCM SA, 144A, 3.125%, 3/15/2027		1,400,000	1,230,250
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		1,625,000	1,352,130
Tronox, Inc., 144A, 4.625%, 3/15/2029		2,480,000	1,915,281
			49,917,073
Real Estate 1.2%
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029		555,000	477,161
144A, (REIT), 5.0%, 7/15/2028		770,000	688,842
144A, (REIT), 5.25%, 7/15/2030		1,185,000	1,022,433
Peach Property Finance GmbH, 144A, 4.375%, 11/15/2025	EUR	2,150,000	1,519,187
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026		420,000	365,400
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030 (b)		480,000	327,567
			4,400,590
Utilities 3.0%
Calpine Corp.:
144A, 4.5%, 2/15/2028		1,900,000	1,707,516
144A, 4.625%, 2/1/2029		300,000	252,067
144A, 5.125%, 3/15/2028		400,000	354,646
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		1,320,000	1,219,280
EDP - Energias de Portugal SA, REG S, 4.496%, 4/30/2079	EUR	1,500,000	1,445,538
Electricite de France SA, 5.375%, Perpetual (c)	EUR	1,000,000	906,403
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

	Principal Amount ($)(a)	Value ($)
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	1,705,000	1,356,788
5.75%, 1/15/2028	1,545,000	1,473,544
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	965,000	867,837
PG&E Corp., 5.25%, 7/1/2030	900,000	796,945
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	740,000	632,903
		11,013,467
Total Corporate Bonds (Cost $410,428,836)		359,994,758
Government & Agency Obligations 0.6%
U.S. Treasury Obligations
U.S. Treasury Notes, 1.625%, 11/15/2022 (e) (Cost $2,308,754)	2,310,000	2,308,605
Loan Participations and Assignments 0.7%
Senior Loans (d)
Athenahealth, Inc., Term Loan B, 30-day average SOFR + 3.5%, 6.967%, 2/15/2029	639,701	586,126
CommScope, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 7.004%, 4/6/2026	798,972	764,017
DirecTV Financing LLC, Term Loan, 1-month USD-LIBOR + 5.0%, 8.754%, 8/2/2027	1,463,807	1,398,667
Total Loan Participations and Assignments (Cost $2,788,143)		2,748,810

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	388	1,079
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (f) (Cost $239,283)	1,219	131,484
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

	Shares	Value ($)
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.93% (g) (h) (Cost $9,467,508)	9,467,508	9,467,508
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 3.0% (g) (Cost $8,486,946)	8,486,946	8,486,946

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $433,719,470)	103.1	383,139,190
Other Assets and Liabilities, Net	(3.1)	(11,602,576)
Net Assets	100.0	371,536,614
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2022 are as follows:
Value ($) at 10/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2022	Value ($) at 10/31/2022
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.93% (g) (h)
41,223,363	—	31,755,855 (i)	—	—	72,099	—	9,467,508	9,467,508
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 3.0% (g)
5,840,721	251,167,387	248,521,162	—	—	131,635	—	8,486,946	8,486,946
47,064,084	251,167,387	280,277,017	—	—	203,734	—	17,954,454	17,954,454

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at October 31, 2022 amounted to $9,065,179, which is 2.4% of net assets.

(c)	Perpetual, callable security with no stated maturity date.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

(d)
Variable or floating rate security. These securities are shown at their current rate as of
October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	At October 31, 2022, this security has been pledged, in whole or in part, as collateral for open forward foreign currency exchange contracts.
(f)	Investment was valued using significant unobservable inputs.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At October 31, 2022, the Fund had an unfunded loan commitments of $104,043, which could be extended at the option of the borrower, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Depreciation ($)
Athenahealth, Inc., Delayed Draw Term Loan, 2/15/2029	104,043	99,592	(4,451)

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

At October 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	342,944	USD	396,903	11/30/2022	3,293	HSBC Holdings plc
EUR	46,291,818	USD	46,511,173	11/30/2022	665,899	State Street Bank and Trust
Total unrealized appreciation					669,192
Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$359,994,758	$ —	$359,994,758
Government & Agency Obligations	—	2,308,605	—	2,308,605
Loan Participations and Assignments	—	2,748,810	—	2,748,810
Common Stocks	1,079	—	—	1,079
Warrants	—	—	131,484	131,484
Short-Term Investments (a)	17,954,454	—	—	17,954,454
Derivatives (b)
Forward Foreign Currency Contracts	—	669,192	—	669,192
Total	$17,955,533	$365,721,365	$131,484	$383,808,382

Liabilities	Level 1	Level 2	Level 3	Total
Unfunded Loan Commitment (c)	$ —	$ (4,451)	$ —	$ (4,451)
Total	$—	$(4,451)	$—	$(4,451)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
(c)	Includes depreciation on unfunded loan commitments.
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

Statement of Assets and Liabilities
as of October 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $415,765,016) — including $9,065,179 of securities loaned	$ 365,184,736
Investment in DWS Government & Agency Securities Portfolio (cost $9,467,508)*	9,467,508
Investment in DWS Central Cash Management Government Fund (cost $8,486,946)	8,486,946
Cash	931
Receivable for investments sold	3,049,260
Receivable for Fund shares sold	411,999
Interest receivable	5,602,992
Unrealized appreciation on forward foreign currency contracts	669,192
Foreign taxes recoverable	10,206
Other assets	22,283
Total assets	392,906,053
Liabilities
Foreign cash overdraft, at value (cost $22,201)	22,307
Payable upon return of securities loaned	9,467,508
Payable for investments purchased	5,644,710
Payable for Fund shares redeemed	5,433,497
Unrealized depreciation on unfunded commitments	4,451
Distributions payable	327,998
Accrued management fee	118,143
Accrued Trustees' fees	6,868
Other accrued expenses and payables	343,957
Total liabilities	21,369,439
Net assets, at value	$371,536,614
Net Assets Consist of
Distributable earnings (loss)	(64,247,958)
Paid-in capital	435,784,572
Net assets, at value	$371,536,614
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

Statement of Assets and Liabilities as of October 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($27,678,481 ÷ 4,732,950 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.85
Maximum offering price per share (100 ÷ 95.50 of $5.85)	$ 6.13
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($12,504,024 ÷ 2,129,978 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)
$ 5.87
Class R6
Net Asset Value, offering and redemption price per share ($1,310,843 ÷ 225,056 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.82
Class S
Net Asset Value, offering and redemption price per share ($146,826,715 ÷ 24,975,545 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.88
Institutional Class
Net Asset Value, offering and redemption price per share ($183,216,551 ÷ 31,438,789 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.83
The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

Statement of Operations
for the year ended October 31, 2022

Investment Income
Income:
Interest (net of foreign taxes withheld of $2,645)	$ 26,243,250
Income distributions — DWS Central Cash Management Government Fund	131,635
Securities lending income, net of borrower rebates	72,099
Total income	26,446,984
Expenses:
Management fee	1,972,670
Administration fee	478,373
Services to shareholders	623,985
Distribution and service fees	236,014
Custodian fee	14,277
Professional fees	134,473
Reports to shareholders	61,331
Registration fees	86,937
Trustees' fees and expenses	24,214
Other	34,562
Total expenses before expense reductions	3,666,836
Expense reductions	(382,586)
Total expenses after expense reductions	3,284,250
Net investment income	23,162,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(21,037,000)
Forward foreign currency contracts	8,953,025
Foreign currency	(300,990)
(12,384,965)
Change in net unrealized appreciation (depreciation) on:
Investments	(68,353,328)
Unfunded loan commitments	(4,451)
Forward foreign currency contracts	487,378
Foreign currency	4,893
(67,865,508)
Net gain (loss)	(80,250,473)
Net increase (decrease) in net assets resulting from operations	$ (57,087,739)
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 23,162,734	$ 28,372,354
Net realized gain (loss)	(12,384,965)	18,435,022
Change in net unrealized appreciation (depreciation)	(67,865,508)	1,926,672
Net increase (decrease) in net assets resulting from operations	(57,087,739)	48,734,048
Distributions to shareholders:
Class A	(1,639,319)	(1,520,270)
Class T	(550)	(523)
Class C	(685,151)	(743,369)
Class R6	(80,696)	(105,724)
Class S	(9,299,804)	(10,288,555)
Institutional Class	(14,508,807)	(16,646,119)
Total distributions	(26,214,327)	(29,304,560)
Fund share transactions:
Proceeds from shares sold	166,112,614	238,517,709
Reinvestment of distributions	22,803,996	25,370,125
Payments for shares redeemed	(378,149,021)	(251,478,905)
Net increase (decrease) in net assets from Fund share transactions	(189,232,411)	12,408,929
Increase (decrease) in net assets	(272,534,477)	31,838,417
Net assets at beginning of period	644,071,091	612,232,674
Net assets at end of period	$371,536,614	$644,071,091

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

Financial Highlights
DWS Global High Income Fund — Class A
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.92	$6.71	$6.88	$6.63	$6.94
Income (loss) from investment operations:
Net investment income[a]	.29	.29	.31	.32	.33
Net realized and unrealized gain (loss)	(1.04)	.22	(.15)	.31	(.31)
Total from investment operations	(.75)	.51	.16	.63	.02
Less distributions from:
Net investment income	(.29)	(.30)	(.29)	(.32)	(.33)
Net realized gains	(.03)	—	(.02)	(.06)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.32)	(.30)	(.33)	(.38)	(.33)
Net asset value, end of period	$5.85	$6.92	$6.71	$6.88	$6.63
Total Return (%)[b,c]	(11.06)	7.63	2.44	9.94	.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	35	32	35	34
Ratio of expenses before expense reductions (%)	.94	.92	.94	.95	.94
Ratio of expenses after expense reductions (%)	.85	.85	.85	.85	.85
Ratio of net investment income (%)	4.55	4.15	4.50	4.81	4.85
Portfolio turnover rate (%)	25	69	92	74	73

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

DWS Global High Income Fund — Class C
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.95	$6.74	$6.91	$6.65	$6.97
Income (loss) from investment operations:
Net investment income[a]	.24	.24	.26	.27	.28
Net realized and unrealized gain (loss)	(1.04)	.22	(.15)	.32	(.32)
Total from investment operations	(.80)	.46	.11	.59	(.04)
Less distributions from:
Net investment income	(.25)	(.25)	(.25)	(.27)	(.28)
Net realized gains	(.03)	—	(.02)	(.06)	—
Return of capital	—	—	(.01)	—	—
Total distributions	(.28)	(.25)	(.28)	(.33)	(.28)
Net asset value, end of period	$5.87	$6.95	$6.74	$6.91	$6.65
Total Return (%)[b,c]	(11.79)	6.81	1.69	9.27	(.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	19	22	20	21
Ratio of expenses before expense reductions (%)	1.67	1.67	1.67	1.71	1.71
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (%)	3.78	3.41	3.75	4.06	4.10
Portfolio turnover rate (%)	25	69	92	74	73

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

DWS Global High Income Fund — Class R6
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.89	$6.68	$6.86	$6.60	$6.92
Income (loss) from investment operations:
Net investment income[a]	.31	.31	.33	.34	.35
Net realized and unrealized gain (loss)	(1.04)	.22	(.16)	.32	(.32)
Total from investment operations	(.73)	.53	.17	.66	.03
Less distributions from:
Net investment income	(.31)	(.32)	(.31)	(.34)	(.35)
Net realized gains	(.03)	—	(.02)	(.06)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.34)	(.32)	(.35)	(.40)	(.35)
Net asset value, end of period	$5.82	$6.89	$6.68	$6.86	$6.60
Total Return (%)[b]	(10.84)	7.95	2.60	10.44	.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	2	1
Ratio of expenses before expense reductions (%)	.58	.60	1.06	.61	.60
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	4.85	4.48	4.80	5.07	5.18
Portfolio turnover rate (%)	25	69	92	74	73

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	37

DWS Global High Income Fund — Class S
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.96	$6.75	$6.92	$6.66	$6.98
Income (loss) from investment operations:
Net investment income[a]	.30	.30	.32	.34	.35
Net realized and unrealized gain (loss)	(1.04)	.22	(.15)	.32	(.32)
Total from investment operations	(.74)	.52	.17	.66	.03
Less distributions from:
Net investment income	(.31)	(.31)	(.30)	(.34)	(.35)
Net realized gains	(.03)	—	(.02)	(.06)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.34)	(.31)	(.34)	(.40)	(.35)
Net asset value, end of period	$5.88	$6.96	$6.75	$6.92	$6.66
Total Return (%)[b]	(10.92)	7.82	2.66	10.30	.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	210	239	304	298
Ratio of expenses before expense reductions (%)	.74	.74	.74	.76	.77
Ratio of expenses after expense reductions (%)	.65	.65	.65	.65	.65
Ratio of net investment income (%)	4.73	4.35	4.70	5.00	5.05
Portfolio turnover rate (%)	25	69	92	74	73

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Global High Income Fund

DWS Global High Income Fund — Institutional Class
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$6.90	$6.69	$6.86	$6.60	$6.92
Income (loss) from investment operations:
Net investment income[a]	.30	.30	.32	.34	.35
Net realized and unrealized gain (loss)	(1.03)	.22	(.15)	.32	(.32)
Total from investment operations	(.73)	.52	.17	.66	.03
Less distributions from:
Net investment income	(.31)	(.31)	(.30)	(.34)	(.35)
Net realized gains	(.03)	—	(.02)	(.06)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.34)	(.31)	(.34)	(.40)	(.35)
Net asset value, end of period	$5.83	$6.90	$6.69	$6.86	$6.60
Total Return (%)[b]	(10.86)	7.91	2.70	10.40	.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	379	317	139	60
Ratio of expenses before expense reductions (%)	.67	.67	.68	.69	.68
Ratio of expenses after expense reductions (%)	.60	.60	.60	.60	.60
Ratio of net investment income (%)	4.75	4.40	4.74	4.99	5.10
Portfolio turnover rate (%)	25	69	92	74	73

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	39

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global High Income Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

40	|	DWS Global High Income Fund

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

DWS Global High Income Fund	|	41

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its

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securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of October 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2022, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At October 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $20,118,000, including short-term losses ($7,376,000) and long-term losses ($12,742,000), which may be applied against realized net taxable capital gains indefinitely.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on

DWS Global High Income Fund	|	43

income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 7,407,822
Capital loss carryforwards	$ (20,118,000)
Net unrealized appreciation (depreciation) on investments	$ (51,193,094)
At October 31, 2022, the aggregate cost of investments for federal income tax purposes was $434,332,284. The net unrealized depreciation for all investments based on tax cost was $51,193,094. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,400,705 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $52,593,799.

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In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2022	2021
Distributions from ordinary income*	$ 26,053,137	$ 29,304,560
Distributions from long-term capital gains	$ 161,190	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at

DWS Global High Income Fund	|	45

the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $46,908,000 to $64,869,000.
The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities,, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 669,192
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 8,953,025
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 487,378
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of October 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain

46	|	DWS Global High Income Fund

transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
HSBC Holdings plc	$ 3,293	$ —	$ —	$ 3,293
State Street Bank and Trust	665,899	—	—	665,899
	$ 669,192	$ —	$ —	$ 669,192
C.
Purchases and Sales of Securities
During the year ended October 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $120,891,380 and $300,127,179, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.
For the period from November 1, 2021 through September 30, 2023 (through September 30, 2022 for Class T shares), the Advisor has

DWS Global High Income Fund	|	47

contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%
For the year ended October 31, 2022 (through September 30, 2022 for Class T shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 29,390
Class T	10
Class C	11,132
Class R6	474
Class S	156,076
Institutional Class	185,504
$ 382,586
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2022, the Administration Fee was $478,373, of which $31,000 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31,

48	|	DWS Global High Income Fund

2022 (through September 30, 2022 for Class T shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2022
Class A	$ 6,486	$ 1,107
Class T	24	2
Class C	570	92
Class R6	112	59
Class S	49,713	8,161
Institutional Class	1,079	161
	$ 57,984	$ 9,582
In addition, for the year ended October 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 32,686
Class C	14,821
Class S	241,066
Institutional Class	260,101
$ 548,674
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2022
Class C	$ 117,890	$ 7,988
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS Global High Income Fund	|	49

accounts the firms service. For the year ended October 31, 2022 (through September 30, 2022 for Class T shares), the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2022	Annual Rate
Class A	$ 78,842	$ 12,425.25%
Class T	16	8.15%
Class C	39,266	5,357.25%
	$ 118,124	$ 17,790
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2022 aggregated $2,433.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2022, the CDSC for Class C shares aggregated $226. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2022, DDI received $124 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $995, of which $520 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management

50	|	DWS Global High Income Fund

fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,514.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2022.

DWS Global High Income Fund	|	51

G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,692,973	$ 82,241,180	1,917,363	$ 13,316,352
Class C	60,801	409,309	417,837	2,913,851
Class R6	42,341	276,579	210,826	1,464,727
Class S	4,024,498	25,523,167	4,893,722	34,168,528
Institutional Class	8,954,061	57,662,379	26,929,860	186,654,251
		$ 166,112,614		$ 238,517,709
Shares issued to shareholders in reinvestment of distributions
Class A	227,905	$ 1,444,309	194,566	$ 1,353,429
Class T	86*	550*	75	523
Class C	103,457	661,221	102,584	716,425
Class R6	9,579	60,365	3,976	27,552
Class S	1,279,309	8,177,553	1,310,365	9,163,862
Institutional Class	1,949,586	12,459,998	2,034,636	14,108,334
		$ 22,803,996		$ 25,370,125
Shares redeemed
Class A	(14,315,558)	$ (86,386,884)	(1,766,303)	$ (12,276,596)
Class T	(1,884)*	(10,751)*	—	—
Class C	(758,505)	(4,822,394)	(1,052,694)	(7,358,232)
Class R6	(45,709)	(277,348)	(374,439)	(2,600,844)
Class S	(10,445,044)	(66,677,504)	(11,446,347)	(80,121,683)
Institutional Class	(34,348,712)	(219,974,140)	(21,511,835)	(149,121,550)
		$ (378,149,021)		$ (251,478,905)

52	|	DWS Global High Income Fund

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(394,680)	$ (2,701,395)	345,626	$ 2,393,185
Class T	(1,798)*	(10,201)*	75	523
Class C	(594,247)	(3,751,864)	(532,273)	(3,727,956)
Class R6	6,211	59,596	(159,637)	(1,108,565)
Class S	(5,141,237)	(32,976,784)	(5,242,260)	(36,789,293)
Institutional Class	(23,445,065)	(149,851,763)	7,452,661	51,641,035
		$ (189,232,411)		$ 12,408,929

*	For the period from November 1, 2021 to September 30, 2022 (Class T liquidation date).
H.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Global High Income Fund	|	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global High Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended October 31, 2018 were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

54	|	DWS Global High Income Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 20, 2022

DWS Global High Income Fund	|	55

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022 to October 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

56	|	DWS Global High Income Fund

Expenses and Value of a $1,000 Investment
For the six months ended October 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$948.60	$945.50	$949.90	$950.20	$949.80
Expenses Paid per $1,000*	$4.17	$7.85	$2.70	$3.20	$2.95
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$1,020.92	$1,017.14	$1,022.43	$1,021.93	$1,022.18
Expenses Paid per $1,000*	$4.33	$8.13	$2.80	$3.31	$3.06

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	1.60%	.55%	.65%	.60%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
The Fund paid distributions of $0.002 per share from net long-term capital gains during its year ended October 31, 2022.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Global High Income Fund	|	57

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global High Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

58	|	DWS Global High Income Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

DWS Global High Income Fund	|	59

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment

60	|	DWS Global High Income Fund

management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global High Income Fund	|	61

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

62	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

DWS Global High Income Fund	|	63

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	67	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

64	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—

DWS Global High Income Fund	|	65

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

66	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global High Income Fund	|	67

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

68	|	DWS Global High Income Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 700	25155T 601	25155T 502
Fund Number	416	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
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Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

DWS Global High Income Fund	|	69

Notes

Notes

DGHIF-2
(R-024965-12 12/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global high income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$97,311	$0	$7,879	$0
2021	$102,433	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,879	$32,448	$0	$40,327
2021	$7,879	$487,049	$0	$494,928

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2022